SCHEDULE 14A

                             (RULE 14A-101)
                 INFORMATION REQUIRED IN PROXY STATEMENT
                        SCHEDULE 14A INFORMATION

       PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                        AND EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT   X

Check the appropriate box:

      Preliminary Proxy Statement
      Confidential, For Use of the Commission Only
X     DEFINITIVE PROXY STATEMENT
      Definitive Additional Materials
      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       CALIFORNIA AMPLIFIER, INC.
         (Exact name of Registrant as specified in its Charter)

                       CALIFORNIA AMPLIFIER, INC.
               (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee:

X     No fee required.

      Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies:
      (2)   Aggregate number of securities to which transaction applies:
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
      (4)   Proposed maximum aggregate value of transaction:
      (5)   Total fee paid:

      Fee paid previously with preliminary materials.

      Check box if any part of the fee is offset as provided by exchange Act Rule 0-11 (1) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount Previously Paid:
      (2)   Form, Schedule or Registration Statement No.:
      (3)   Filing Party:
      (4)   Date Filed:

                       CALIFORNIA AMPLIFIER, INC.

------------------------------------------------------------------------

                NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        to be held July 16, 1999

------------------------------------------------------------------------


To the Stockholders of CALIFORNIA AMPLIFIER, INC.:

The Annual Meeting of Stockholders of California Amplifier, Inc. will be held at the Courtyard Marriott, 4994 Verdugo Way, Camarillo, California 93012 on Friday, July 16, 1999 at 10:00 a.m. local time, for the purpose of considering and acting upon the following proposals:

      1. To elect five directors to hold office until the next Annual Meeting of Stockholders.

      2. To approve and ratify the 1999 Stock Option Plan.

      3. To transact such other business as may properly come before the meeting and any postponements or adjournments thereof.

The Board of Directors has fixed the close of business on May 17, 1999 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting. A list of stockholders entitled to vote at the Annual Meeting will be open to examination by any stockholder for any purposes related to the Annual Meeting, during normal business hours, from July 6, 1999 until July 16, 1999 at the Company's executive offices located at 460 Calle San Pablo, Camarillo, California 93012.


By Order of the Board of Directors,




/s/ Michael R. Ferron
Corporate Secretary

Camarillo, California
June 15, 1999







STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER YOU PLAN TO ATTEND THE MEETING, YOU ARE EARNESTLY REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY TO MAKE SURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. STOCKHOLDERS MAY VOTE IN PERSON IF THEY ATTEND THE MEETING EVEN THOUGH THEY HAVE EXECUTED AND RETURNED A PROXY.

22


                       CALIFORNIA AMPLIFIER, INC.

Corporate Headquarters:                                     Place of Meeting:
460 Calle San Pablo                                        Courtyard Marriott
Camarillo, CA 93012                                          4994 Verdugo Way
                                                          Camarillo, CA 93012

                        Telephone: (805) 987-9000

------------------------------------------------------------------------------

                             PROXY STATEMENT

------------------------------------------------------------------------------

                     ANNUAL MEETING OF STOCKHOLDERS

                              July 16, 1999

               Approximate date of mailing: June 15, 1999

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of California Amplifier, Inc. (the "Company" or "California Amplifier") of proxies for use at the Annual Meeting of Stockholders of California Amplifier (the "Annual Meeting") to be held on Friday, July 16, 1999 at 10:00 a.m. local time or at any adjournment or postponement thereof.


                              VOTING RIGHTS

Stockholders of record of California Amplifier as of the close of business on May 17, 1999 have the right to receive notice of and to vote at the Annual Meeting. On May 17, 1999, California Amplifier had issued and outstanding 11,796,547 shares of Common Stock, par value $0.01 per share ("Common Stock"), the only class of voting securities outstanding.

Each stockholder of record as of the record date will be entitled to one vote for each share of Common Stock held as of the record date. The presence at the Annual Meeting in person or by proxy of a majority of the shares of Common Stock outstanding as of the record date will constitute a quorum for transacting business. Abstentions and broker non-votes are counted for purposes of determining the presence of a quorum for transaction of business. With regard to election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may be specified on proposals other than the election of directors, and will be counted as present for purposes of the item on which the abstention is noted, and therefore counted in the tabulation of the votes cast on a proposal with the effect of a negative vote. Under applicable Delaware law, broker non-votes are not counted for purposes of determining the votes cast on a proposal.

PERSONS MAKING THE SOLICITATION

The Proxy is solicited on behalf of the Board of Directors of the Company. The only solicitation materials to be sent to stockholders will be this Proxy Statement and the accompanying Proxy. The Board of Directors does not intend to use specially engaged employees or paid solicitors. The Board of Directors also intends to solicit the Proxies held on behalf of stockholders by brokers, dealers, banks and voting trustees, or their nominees. The Company will pay all reasonable expenses by such holders for mailing the solicitation material to the stockholders for whom they hold shares. All solicitation expenses are being paid by the Company.

TERMS OF THE PROXY

The enclosed Proxy indicates the matters to be acted upon at the Annual Meeting and provides a box to be marked to indicate the manner in which the stockholder's shares are to be voted with respect to such matters. By appropriately marking the boxes, a stockholder may specify, with respect to the election of directors, whether the Proxy holder shall vote for or be without authority to vote on any or all candidates. The Proxy also confers upon the holders thereof discretionary voting authority with respect to such other business as may properly come before the Annual Meeting.

Where a stockholder has appropriately directed how the Proxy is to be voted, the shares will be voted in accordance with the stockholder's direction. In the absence of instructions, shares represented by valid Proxies will be voted in favor of the nominees for director and all proposals set forth in the Notice of Meeting and this Proxy Statement. If any other matters are properly presented at the Annual Meeting, the persons named in the Proxy will vote or refrain from voting in accordance with their best judgment. A Proxy may be revoked at any time prior to its exercise by giving written notice of the revocation thereof to the Corporate Secretary of the Company or by filing a duly executed Proxy bearing a later date. Stockholders may also vote in person if they attend the Annual Meeting even though they have executed and returned a Proxy.

     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the Company's Common Stock as of May 17, 1999 by (i) each person or entity who is known by the Company to own beneficially more than 5% of the Company's Common Stock, (ii) each director and nominee for director, (iii) each executive officer appearing in the Summary Compensation Table appearing elsewhere in this Proxy Statement and (iv) all directors and executive officers as a group. The Company knows of no agreements among its stockholders which relate to voting or investment power over its Common Stock:

Name of                                   Shares
Beneficial Owner (1) :             Beneficially Owned (2):          Percent (3):
-------------------------------------------------------------------------------
Ira Coron, Chairman
  of the Board of Directors                318,000                     2.5%

Fred Sturm, Chief Executive
  Officer, President, and Director          61,000                       *

Philip Cox, Vice President,
   Wireless Products                        23,750                       *

Michael R. Ferron, Vice President,
   Finance, Chief Financial Officer
   and Corporate Secretary                 166,250                     1.3%

Robert Hannah, Vice President,
   Satellite Products                       62,500                       *

Kris Kelkar, Vice President,
   Voice and Data Products                 130,850                     1.0%

Arthur H. Hausman, Director                 53,210                       *

William E. McKenna, Director               204,300                     1.6%

Thomas L. Ringer, Director                  27,000                       *

All directors and executive officers
as a group (nine persons)                1,068,110                     8.5%

Quaker Capital Management Co. (4)          953,000                     7.5%

*  Less than 1.0% ownership

(1)The address of each Messrs.  Coron,  Sturm,  Cox,  Ferron,  Hannah,
   Kelkar,  Hausman,   McKenna,  and  Ringer  is  460  Calle  San  Pablo,
   Camarillo, California 93012.

(2)Includes shares purchasable upon exercise of exercisable stock options as of May 17, 1999 or within 60 days thereafter, but excludes shares purchasable upon exercise of stock options which are not exercisable as of May 17, 1999 or within 60 days thereafter:

                              Exercisable     Unexercisable
                              -----------------------------
      Ira Coron               263,000                 ---
      Fred Sturm               37,500             162,500
      Philip Cox               23,750              61,250
      Michael R. Ferron       166,250              53,750
      Robert Hannah            61,250              53,750
      Kris Kelkar             128,750              66,250
      Arthur H Hausman         40,000               8,000
      William E. McKenna       60,000               8,000
      Thomas L. Ringer         16,000               8,000

(3)For the purposes of determining the percentage of outstanding Common Stock held by the persons set forth in the table, the number of shares is divided by the sum of the number of outstanding shares of the Company's Common Stock on May 17, 1999 (11,796,547 shares), plus the number of shares of Common Stock subject to options exercisable currently or within 60 days of May 17, 1999 by such persons.

(4)This information is based solely on the Schedule 13G which was filed with the Securities and Exchange Commission by such entity which states that these shares were beneficially owned as of February 16, 1999.

                             PROPOSAL No. 1

                          ELECTION OF DIRECTORS


A board of five directors will be elected at the Annual Meeting. It is intended that each Proxy, unless otherwise specified, will be voted for the election to the Board of Directors of each of the five nominees set forth below. Directors shall be elected by a plurality of the votes of shares present in person or represented by proxy at the meeting. The term of office of each person elected as director will continue until the next Annual Meeting of Stockholders, or until his successor has been elected and qualified.

In the event that any of the nominees for directors listed below should become unavailable for election for any currently unforeseen reason, the persons named in the accompanying Proxy have the right to use their discretion to vote for such other person as may be determined by the holders of such proxies. To the best of the Company's knowledge, all nominees are and will be available to serve.

The following table sets forth the name and age of each nominee for director, the calendar year each was first elected as a director and the positions each currently holds with the Company:

                                  Capacities in            Director
Name                 Age          Which Served             Since
-------------------------------------------------------------------------------
Ira Coron             70         Chairman of the Board
                                 of Directors                1994

Fred Sturm            41         Chief Executive Officer,
                                 President, and Director     1997

Arthur H. Hausman     75         Director                    1987

William E. McKenna    79         Director                    1983

Thomas L. Ringer      67         Director                    1996

Ira Coron has been Chairman of the Board for California Amplifier, Inc. since March of 1994, and in addition was the Chief Executive Officer until 1997 but remained an executive officer of the Company until February 1999. From 1989 to 1994 he was an independent management consultant to several companies and venture capital firms. He retired from TRW, Inc., after serving in numerous senior management positions from June 1967 to July 1989 among which was Vice President and General Manager of TRW's Electronic Components Group. He also serves on the Board of Directors of Made 2 Manage Systems, Inc., CMC Industries, Inc., and is a member of the Executive Committee of the Wireless Communications Association. Mr. Coron is a graduate of the United States Military Academy with a Bachelor of Science in Engineering.

Fred M. Sturm was appointed Chief Executive Officer, President and Director in August 1997. Prior to joining the Company, from 1990 to 1997, Mr. Sturm was President of Chloride Power Systems (USA), and Managing Director of Chloride Safety, Security, and Power Conversion (UK), both of which are part of Chloride Group, PLC (LSE: CHLD). From 1979 to 1990, he held a variety of general management positions with M/A-Com and TRW Electronics, which served RF and microwave markets.

Arthur H. Hausman has been a director of the Company since 1987. Mr. Hausman is Chairman Emeritus of the Board of Ampex Corporation. He served as Chairman of the Board of Directors and Chief Executive Officer of Ampex, having been with Ampex for 27 years until his retirement in 1988. He currently serves as a director of Drexler Technology Corporation, California Microwave, Inc., and director emeritus of TCI, Inc. He was appointed by President Reagan to the President's Export Council, to the Council's Executive Committee and to the Chairmanship of the Export Administration Subordinate Committee of the Council for the period 1985 to 1989.

William E. McKenna has been a director of the Company since October 1983. Since December 1977, Mr. McKenna has been general partner of MCK Investment Company, a private investment company. Mr. McKenna was Chairman of the Board of Directors of Technicolor, Inc. from 1970 to 1976 and was formerly Chairman of the Board of Directors and Chief Executive Officer of Hunt Foods & Industries, Inc. and its successor, Norton Simon, Inc. From 1960 to 1967, Mr. McKenna was associated with Litton Industries, Inc. as a Director and in various executive capacities. He is currently a director of Safeguard Health, Inc., Midway Games, Inc., Drexler Technology Company and WMS Industries, Inc.

Thomas L. Ringer has been a director of the Company since August 1996. Since 1990, Mr. Ringer has been actively involved as a member of the boards of directors for various companies. Mr. Ringer is currently Chairman of Wedbush Morgan Securities, Inc., Chairman of M.S. Aerospace, Inc., Chairman of Document Sciences Corporation, Chairman of Aquatec Water Systems, and Chairman of the Center for Innovation and Entrepreneurship. Prior to 1990, Mr. Ringer served as Chairman, President and Chief Executive Officer of Recognition Equipment, Inc., President and Chief Executive Officer of Fujitsu Systems of America, Inc., and President and Chief Executive Officer of Computer Machinery Corporation.

COMMITTEES OF THE BOARD

The Board of Directors has delegated certain of its authority to two committees: The Audit Committee and the Compensation Committee. The Audit Committee is composed of Messrs. McKenna and Ringer, with Mr. McKenna serving as Chairman. The Compensation Committee is composed of Messrs. Hausman and McKenna with Mr. Hausman serving as Chairman. No member of either committee is a former or current officer or employee of the Company.

The primary function of the Audit Committee is to review and approve the scope of audit procedures performed by the Company's independent auditors, to review the audit reports rendered by the Company's independent auditors, to monitor the internal control environment within the Company, and to approve the audit fee and other services charged by the independent auditors. The Audit Committee reports to the Board of Directors with respect to such matters and makes recommendations with respect to its findings.

The primary function of the Compensation Committee is to monitor the performance and compensation of executive officers and other key employees, and to administer the Company's Key Employee Stock Option Plan. The Compensation Committee reports to the Board of Directors and makes recommendations to the Board of Directors for compensation, incentive and discretionary bonuses, and stock option grants.

BOARD OF DIRECTOR AND COMMITTEE ATTENDANCE

In fiscal year 1999, the Board of Directors held nine meetings, the Compensation Committee held six meetings, and the Audit Committee held two meetings. All directors attended more than 75% of the aggregate of board and committee meetings held during fiscal year 1999, or which were held while such director held office.

COMPENSATION OF DIRECTORS

Each non-employee director received a monthly fee of $1,250 for serving on the Board, plus out-of-pocket expenses for attending meetings. In addition, each non-employee director receives an automatic grant of 8,000 non-qualified stock options each year under the terms of the Company's 1989 Stock Option Plan which expired in May 1999, and the Company's 1999 Stock Option Plan which is subject to stockholder approval at the 1999 Annual Meeting of Stockholders (see Proposal 2 elsewhere herein). Directors who are also executive officers of the Company receive no additional compensation for their services as director.




          THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"
                    ALL FIVE NOMINEES LISTED ABOVE.

                             PROPOSAL No. 2

                   APPROVAL OF 1999 STOCK OPTION PLAN

INTRODUCTION

At the Annual Meeting, stockholders will be asked to approve the Company's 1999 Stock Option Plan (the "New Plan"), which was adopted by the Board of Directors of the Company on June 8, 1999, subject to approval by the Company's stockholders. The New Plan is intended to replace the Company's 1989 Key Employee Stock Option Plan (the "Old Plan"), which expired on May 4, 1999.

OVERVIEW

As of February 27, 1999, under the Old Plan there were 2,017,775 options outstanding at exercise prices ranging from $.69 to $26.97. The weighted average exercise price for the outstanding options was $3.88. There were 175,225 options available for future grant. As of May 17, 1999 there were 2,174,650 options outstanding at exercise prices ranging from $.69 to $26.97. The weighted average exercise price was $3.76. There were no options available for future grant since the Old Plan expired on May 4, 1999.

Under the New Plan the aggregate number of options available for grant cannot exceed the lesser of 500,000 or 4% of the total number of shares of the Company's Common Stock (the "Shares") outstanding; provided that, in any event the sum of the number of Shares subject to options outstanding under the Old Plan and the New Plan plus the number of Shares available for grant under the New Plan shall not exceed 22% of the total number of Shares. The sum of options outstanding and options available for future grant as a percentage of total Shares outstanding as of each fiscal year end was 17.1% in fiscal 1995, 14.4% in fiscal 1996, 19.6% in fiscal 1997, 18.7% in fiscal 1998 and 18.6% in fiscal 1999. If the New Plan is approved by the stockholders, the initial options available for grant would be 420,590 because of the application of the 22% limitations described above.

SUMMARY OF THE NEW PLAN

The following is a summary of the main features of the New Plan. Capitalized terms used herein and not otherwise defined herein shall have the meaning set forth in the New Plan.

PURPOSE

The New Plan is designed to enable the Company to attract, retain and motivate its employees, directors and consultants, and to further align their interests with those of the stockholders of the Company, by providing for or increasing the proprietary interests of such employees, directors and consultants in the Company.

ADMINISTRATION

The New Plan will be administered by one or more committees of the Board of Directors of the Company (any such committee, the "Committee"), although the Board of Directors will administer the New Plan if no persons are designated by the Board of Directors to serve on the Committee.

Subject to the express provisions of the New Plan, the Committee has broad authority to administer and interpret the New Plan, including, without limitation, authority to adopt, amend and rescind rules and regulations relating to the New Plan, to determine who is eligible to participate in the New Plan and to which of such persons, and when, Awards are granted under the New Plan, to grant Awards and determine the terms and conditions thereof, including the number of shares of Common Stock subject to Awards and the circumstances under which Awards become exercisable or vested or are forfeited or expire, to cancel an Award and grant a new Award to such holder in lieu thereof, interpret and construe any terms and conditions of, and define any terms used in, the New Plan, any rules and regulations under the New Plan and/or any Award granted under the New Plan and determine the terms and conditions of the Nonemployee Director Options.

ELIGIBILITY

Any person who is an employee, director or consultant of the Company or any of its subsidiaries or affiliates (an "Eligible Person") is eligible to be considered for the grant of Awards under the New Plan. Any director of the Company who is not an employee (a "Nonemployee Director") shall automatically receive Nonemployee Director Options pursuant to the New Plan, but shall not otherwise participate in the New Plan. The Committee has not yet determined how many individuals are ultimately to participate in the New Plan. While it is generally expected that executives and senior middle managers will be eligible to participate, Awards may from time to time be granted to employees who are not in these groups but who have otherwise distinguished themselves for their contributions to the Company.

STOCK SUBJECT TO THE NEW PLAN

The aggregate number of Shares that can be issued under the New Plan may not exceed 500,000; provided, however, that on the first business day of each of the Company's fiscal years during which the New Plan is in effect such maximum number shall be reset to a number equal to four percent (4%) of the total number of Shares issued and outstanding on each of such dates, provided further that the aggregate number of options available for grant cannot exceed the lesser of 500,000 or 4% of the total number of Shares outstanding; provided that, in any event the sum of the number of Shares subject to options outstanding under the Old Plan and the New Plan plus the number of Shares available for grant under the New Plan shall not exceed 22% of the total number of Shares. The aggregate number of Shares subject to Incentive Stock Options that may be granted under the New Plan may not exceed 500,000. The aggregate number of Shares subject to Awards granted under the New Plan during any calendar year to any one Eligible Person (including the number of Shares involved in Awards having a value derived from the value of Shares) may not exceed 250,000.

The number of Shares subject to the New Plan and to outstanding Awards under the New Plan will be appropriately adjusted by the Committee if the Common Stock is affected through a reorganization, merger, consolidation, recapitalization, restructuring, reclassification, dividend (other than a regular, quarterly cash dividend) or other distribution, stock split, reverse stock split, spin-off or the like, or sale of substantially all of the Company's property and assets. The aggregate number of Shares issued under this Plan at any time shall equal only the number of shares actually issued upon exercise or settlement of an Award and not settled in cash or returned to the Company upon forfeiture of an Award or in payment or satisfaction of the purchase price, exercise price or tax withholding obligation of an Award.

AWARDS

General

The Committee, on behalf of the Company, is authorized under the New Plan to enter into any type of arrangement with an Eligible Person for the grant of stock options that is not inconsistent with the provisions of the New Plan and that, by its terms, involves or might involve the issuance of shares of no par value Common Stock of the Company. The entering into of any such arrangement is referred to herein as the "grant" of an "Award."

Terms and Conditions

The Committee, in its sole and absolute discretion, will determine all of the terms and conditions of each Award granted under the New Plan, which terms and conditions may (but need not) include, among other things:

(i) provisions permitting the Committee to allow or require the recipient of such Award, including any Eligible Person who is a director or officer of the Company, or permitting any such recipient the right, to pay the purchase price of the Shares or other property issuable pursuant to such Award, and/or such recipient's tax withholding obligation with respect to such issuance, in whole or in part, by any one or more of the following means: (1) the delivery of cash; (2) the delivery of other property deemed acceptable by the Committee; (3) the delivery of previously owned shares of capital stock of the Company (including "pyramiding") or other property; (4) a reduction in the amount of Shares or other property otherwise issuable pursuant to such Award; or (5) the delivery of a promissory note of the Eligible Person or of a third party, the terms and conditions of which shall be determined by the Committee;

(ii) provisions specifying the exercise or settlement price for any option;

(iii) provisions relating to the exercisability and/or vesting of Awards, lapse and non-lapse restrictions upon the Shares obtained or obtainable under Awards or under the New Plan and the termination, expiration and/or forfeiture of Awards;

(iv) provisions conditioning or accelerating the grant of an Award or the receipt of benefits pursuant to such Award, either automatically or in the discretion of the Committee, upon the occurrence of specified events, including, without limitation, the achievement of performance goals, the exercise or settlement of a previous Award, the satisfaction of an event or condition within the control of the recipient of the Award or within the control of others, a change of control of the Company, an acquisition of a specified percentage of the voting power of the Company, the dissolution or liquidation of the Company, a sale of substantially all of the property and assets of the Company or;

(v) provisions required in order for such Award to qualify (A) as an incentive stock option under Section 422 of the Code (an "Incentive
        Stock Option"), and/or (B) for an exemption from Section 16 of the Exchange Act; and/or

(vi) provisions restricting the transferability of Awards or Shares issued under Awards.

Options

Unless otherwise provided by the Committee in the written agreement evidencing an Award, the terms of any stock option granted under the New Plan (other than Nonemployee Director Options that are automatically granted under Section 10 hereof) shall provide:

(i) that the exercise price thereof shall not be less than 100% of the fair market value of a share of Common Stock on the date the option is granted;

(ii) that the term of such option shall be ten years from the date of grant;

(iii) that if the Eligible Person to whom such option was granted (the "Participant") ceases to be an Eligible Person for any reason other than death or disability, the option shall not thereafter become exercisable to an extent greater than it could have been exercised on the date the Participant's status as an Eligible Person ceased, and that on the death or disability of a Participant the option shall become fully exercisable;

(iv) that the option shall expire ninety (90) days after the Participant ceases to be an Eligible Person for any reason other than death, disability or retirement in accordance with the retirement policies of the Company, and shall expire twelve (12) months after the Participant's death, disability or retirement in accordance with the retirement policies of the Company; and

(v) that the option shall not be assignable or otherwise transferable except by will or by the laws of descent and distribution or pursuant to a domestic relations order, and during the lifetime of the Participant, the option shall be exercisable only by the Participant or the transferee under a domestic relations order.

NONEMPLOYEE DIRECTOR OPTIONS

Each year, on the first business day following the date of the annual meeting of stockholders of the Company, or any adjournment thereof, at which directors of the Company are elected (the "Date of Grant"), each Nonemployee Director shall automatically be granted an option (a "Nonemployee Director Option") to purchase 8,000 Shares. If a person shall become a Nonemployee Director on any day after a Date of Grant and prior to the annual meeting of the stockholders of the Company immediately following such Date of Grant, and Nonemployee Director Options may be granted under the New Plan on such day, such person shall automatically be granted a Nonemployee Director Option to purchase 8,000 Shares.

Each Nonemployee Director Option granted under this Plan shall become exercisable one year from the Date of Grant of such Nonemployee Director Option; provided, however, that such Nonemployee Director Option shall become fully exercisable on the date upon which the optionee shall cease to be a Nonemployee Director as a result of normal retirement, death or total disability.

Each Nonemployee Director Option granted under this Plan shall expire upon the first to occur of the following:


(i) Twelve months after the date upon which the optionee shall cease to be a director of the Company (a) as a result of normal retirement, death or total disability, or (b) in accordance with the retirement policies of the Company.

(ii) The 90th day after the date upon which the optionee shall cease to be a Nonemployee Director for any reason other than the reason specified in
        Section 6.E.1. above.

(iii) The tenth anniversary of the Date of Grant of such Nonemployee Director Option.

Each Nonemployee Director Option shall have an exercise price equal to the greater of (i) the aggregate fair market value on the Date of Grant of such option of the Shares subject thereto or (ii) the aggregate par value of such Shares on such date.

AMENDMENT AND TERMINATION OF NEW PLAN

The Board may amend, alter or discontinue the Plan or any agreement evidencing an Award made under the Plan, but no amendment or alteration shall be made which would impair the rights of any Award holder, without such holder's consent, under any Award theretofore granted, provided that no such consent shall be required if the Committee determines in its sole discretion and prior to the date of any change of control (as defined, if applicable, in the agreement evidencing such Award) that such amendment or alteration is not reasonably likely to significantly diminish the benefits provided under such Award, or that any such diminishment has been adequately compensated. The Committee may determine whether or not any amendment to a previously granted Award is, for purposes of the Plan, deemed to be a cancellation and new grant of the Award. Notwithstanding the foregoing, if an amendment to the Plan would affect the ability of Awards granted under the Plan to comply with any law, rule or regulation (including any rule of a self-regulatory organization), and if the Committee determines that it is necessary or desirable for any Awards theretofore or thereafter granted that are intended to comply with any such provision to so comply, the amendment shall be approved by the Company's stockholders to the extent required for such Awards to continue to comply with such law, rule or regulation.

DURATION OF NEW PLAN

No Awards shall be made under the New Plan after the tenth anniversary of the date upon which the New Plan was approved by the Board of Directors of the Company (the "Effective Date"). Although Shares may be issued after the tenth anniversary of the Effective Date pursuant to Awards made prior to such date, no Shares shall be issued under the New Plan after the twentieth anniversary of the Effective Date.

FEDERAL INCOME TAX CONSEQUENCES

The following is a brief description of the federal income tax treatment that will generally apply to awards made under the New Plan, based on federal income tax laws in effect on the date hereof. The exact federal income tax treatment of awards will depend on the specific nature of any such award. The following summary is not intended to be exhaustive, does not address state, municipal or foreign tax laws, and does not address the circumstances of special classes or individual circumstances of option holders, including, without limitation, foreign persons.

ACCORDINGLY, EACH RECIPIENT OF OPTIONS UNDER THE NEW PLAN SHOULD CONSULT A TAX ADVISER REGARDING THE TAX CONSEQUENCES OF THE GRANT OR EXERCISE OF SUCH OPTIONS AND OF THE DISPOSITION OF ANY STOCK ACQUIRED UPON EXERCISE OF SUCH OPTIONS IN LIGHT OF THE RECIPIENTS OWN SITUATION, INCLUDING THE APPLICATION OF ANY FEDERAL, STATE, LOCAL OR FOREIGN INCOME AND OTHER TAX LAWS.

Tax Treatment of Incentive Stock Options

Pursuant to the New Plan, Eligible Persons who are employees of the Company may be granted options which are intended to qualify as incentive stock options ("ISOs") under the provisions of Section 422 of the Code. Generally, the optionee is not taxed, and the Company is not entitled to a deduction, on the grant or exercise of an ISO. However, if the optionee sells the shares acquired upon the exercise of an ISO at any time within (i) one year after the date of exercise of the ISO or (ii) two years after the date of grant of the ISO, then the optionee will recognize ordinary income in an amount equal to the excess, if any, of the lesser of the sale price or the fair market value on the date of exercise over the exercise price of the ISO. The Company receives no tax deduction on the grant or exercise of an ISO, but is entitled to a tax deduction if the option holder recognizes ordinary compensation income on account of a premature disposition of ISO stock in the same amount and at the same time as the option holder's recognition of income. The Plan provides that the maximum number of shares of Company Common Stock that may be issued pursuant to ISOs, in the aggregate, is 500,000 shares.

Unless an option holder disposes of stock received on exercise of an ISO within the year in which exercise occurred, the excess of the value of the stock at exercise over the option price will increase the option holder's alternative minimum taxable income ("AMTI"). After a deductible, AMTI is subject to tax rates ranging from 26 to 28%. The tax on AMTI is payable only to the extent that such tax exceeds the option holder's "regular" federal income tax liability, and any portion of the excess attributable to the exercise of an ISO is generally creditable against the option holder's regular federal income tax liability for future years.

Tax Treatment of Non-Qualified Stock Options

The grant of an option or other similar right to acquire stock that does not qualify for treatment as an ISO (a "non-qualified stock option") is generally not a taxable event for the optionee. Upon exercise of a non-qualified stock option, the optionee will generally recognize ordinary income in an amount equal to the excess of the fair market value of the stock acquired upon exercise (determined as of the date of exercise) over the exercise price of such option, and the Company will be entitled to a deduction equal to such amount.

If the stock received upon the exercise of an option is subject to a "substantial risk of forfeiture," as defined in Section 83 of the Code, then the timing of taxation of the recipient and of the deduction to the Company is delayed until the date that the stock is not subject to the forfeiture restriction. The New Plan permits the Committee to impose repurchase rights on stock acquired upon exercise of options that would constitute such a "substantial risk of forfeiture." If such repurchase rights are imposed, the option holder would recognize taxable income and incur a tax liability, and the optionee's holding period for tax purposes would commence, in the year or years that the substantial risk of forfeiture terminates with respect to the stock. Alternatively, an option holder holding a non-qualified stock option may elect, within thirty days after the option is exercised, in accordance with Section 83(b), to be taxed on the difference between the option exercise price and the fair market value of the stock on the date of exercise, even though the stock acquired is subject to a substantial risk of forfeiture. If the option holder makes this election, subsequent changes in the value of the Common Stock at the time the forfeiture provisions lapse will generally result in capital gains or losses, and will not result in ordinary compensation income to the option holder.

Special Rules Applicable to Insiders

Special rules will apply, however, if the optionee is subject to Section 16 of the Exchange Act and during any period of time (the "Section 16(b) Period") a sale of the stock acquired upon exercise of the option could subject such optionee to suit under Section 16. In such case, the optionee will not recognize ordinary income and the Company will not be entitled to a deduction until the expiration of the Section 16(b) Period. Upon such expiration, the optionee will recognize ordinary income, and the Company will be entitled to a deduction, equal to the excess of the fair market value of the stock (determined as of the expiration of the Section 16(b) Period) over the option exercise price. As described above, such an optionee may elect under Code Section 83(b) to recognize ordinary income on the date of exercise, in which case the Company would be entitled to a deduction at that time equal to the amount of the ordinary income recognized.

Miscellaneous Issues

The terms of the agreements pursuant to which specific awards are made to Eligible Persons under the New Plan may provide for accelerated vesting or payment of an award in connection with a change in ownership or control of the Company. In that event and depending upon the individual circumstances of the recipient employee, certain amounts with respect to such awards may constitute "excess parachute payments" under the golden parachute provisions of the Code. Pursuant to such provisions, an employee will be subject to a 20% excise tax on any "excess parachute payment" and the Company will be denied any deduction with respect to such excess parachute payment.

Section 162(m) of the Code precludes a publicly traded corporation from taking a deduction for compensation paid to certain highly paid executives for amounts in excess of $1 million. Options, stock grants and other payments are excluded from this rule if they qualify as performance-based compensation. Although the New Plan has been designed to allow the Company to do so, the Company does not presently intend to administer the New Plan so as to qualify grants thereunder as performance-based compensation.

INITIAL GRANTS

The Committee has full discretion to determine the timing and recipients of any stock option grants under the New Plan and the number of shares subject to any such options that may be granted under the New Plan, subject to an annual limitation on the total number of options that may be granted to any optionee. Therefore, the benefits and amounts that will be received by each of the executive officers, the executive officers as a group, the directors, the non-employee directors and all other key employees under the New Plan are not presently determinable.

The affirmative vote of a majority of the shares of Common Stock present at the Annual Meeting and entitled to vote on the subject matter, whether in person or by proxy, will be required for the approval of the New Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF THE NEW PLAN. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED
FOR  THIS  PROPOSAL  UNLESS  STOCKHOLDERS   SPECIFY  OTHERWISE  IN  THEIR
PROXIES.

                  REPORT OF THE COMPENSATION COMMITTEE

As members of the Compensation Committee it is our duty to monitor the performance and compensation of executive officers and other key employees, to review compensation plans, including bonuses, and to administer the Company's stock option plans. The Company's executive compensation program is designed to attract, motivate and retain the executive talent needed to enhance stockholder value in a competitive environment. The fundamental philosophy is to relate the amount of compensation "at risk" for an executive directly to his or her contribution to the Company's success in achieving superior performance objectives and to the overall success of the Company. The Company's executive and key employee compensation program consists of a base salary component, a component providing the potential for an annual bonus based on overall Company performance, and a component providing the opportunity to earn stock options that focus the executives on building stockholder value through meeting longer-term financial and strategic goals.

BASE SALARY

Base salary is designed to be consistent with comparable electronic manufacturing companies. For this purpose, this Committee utilizes the wage and salary surveys of the American Electronic Association. The Company generally attempts to place its executives' base salaries at the top 75% of companies of similar size in these surveys. In addition to the surveys, annual performance reviews and the Company's financial performance are determining factors for an individual's salary increase.

THE EXECUTIVE AND KEY EMPLOYEE BONUS PROGRAM

The Executive and Key Employee Bonus Program is designed to reward Company executives and key employees for their contributions to corporate objectives. Each eligible employee's award is expressed as a percentage of the participant's base salary, which is determined by the same surveys used to establish base salaries, as described above. The Compensation Committee re-evaluates the Company's operating plan each fiscal year to ensure plan goals and proposed bonuses are properly correlated.

During each fiscal year a bonus pool is generated as the Company achieves the operating plan which was established at the beginning of the fiscal year. Bonuses from this pool are paid to key employees based upon the Company's achievement of specific performance objectives relating to their respective functional areas. Among the objectives are sales, gross margins, manufacturing productivity, expense levels, operating profits, financial ratios, and other quantifiable objectives consistent with the Company's growth objectives. Target bonuses range from 10% to 30% of an employee's base salary depending upon his or her influence on achieving the established performance objectives. Actual bonuses will vary depending upon the Company achieving certain income levels and the employee's contribution to the achievement of his or her performance objectives. The employee percentages will also be adjusted upward or downward as the Company's actual income before tax exceeds or falls short of plan earnings. In fiscal year 1999, no executives or members of senior management were awarded any bonuses because the actual income before tax was below the plan earnings for the year.

The Compensation Committee may recommend to the Board of Directors for approval the awarding of discretionary bonuses to certain employees even though the profit objectives established under the bonus plan were not achieved. No discretionary bonus awards were awarded to executive officers for fiscal year 1999.

STOCK OPTION PLAN

The Company's 1989 Key Employee Stock Option Plan expired on May 4, 1999. The Board of Directors is recommending that the Company's 1999 Stock Option Plan (the "New Plan") be approved by the stockholders at its annual meeting on July 16, 1999. The New Plan authorizes the granting of stock options to officers and key employees, and is designed to:

(i)   Encourage and create ownership of the Company's Common Stock.

(ii) Link the officers' or key employees' financial success to that of the stockholders.

(iii) Focus attention on building stockholder value by balancing short-term and long-term decision making, and meeting longer-term financial and strategic goals.

(iv) Ensure broad-based participation of key employees in achieving Company sales, profit, and financial objectives.

Option grants are based upon various subjective factors for, among other things, hiring of employees, job responsibility and authority, performance, and prior grants.

The Committee granted only non-qualified stock options to employees during fiscal year 1999.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

The Chief Executive base salary, incentive bonus, and stock option grants are based upon the top 75% of salaries for Chief Executive Officers of companies of similar size as the Company as reported in the surveys referred to above.

Mr. Sturm's salary for fiscal year 1999 was $220,000, and no bonus was paid to Mr. Sturm with respect to fiscal year 1999 because the Company's profit objectives were not achieved. In fiscal year 1999 Mr. Sturm was granted options to purchase 30,000 shares of Common Stock under the 1989 Key Employee Stock Option Plan.



COMPENSATION COMMITTEE

Arthur H. Hausman
William E. McKenna

                         EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table sets forth the annual and long-term compensation for services in all capacities to the Company for each of the three fiscal years in the period ended February 27, 1999 of (i) the Chief Executive Officer and (ii) the four most highly compensated executive officers:

                                                      Long Term
                                                    Compensation
                                                       Awards
                                                     -----------
                                                        Stock
Name and                   Fiscal  Annual Compensation  Option     All Other
Principal Position           Year    Salary   Bonus    Grants(1) Compensation(2)
--------------------------------------------------------------------------------
Fred M. Sturm               1999   $220,000  $   0      30,000        $ 5,298
  Chief Executive           1998   $112,405  $   0     120,000        $92,408
   Officer and President

Philip Cox                  1999   $150,000  $   0        ---         $ 6,625
  Vice President,           1998   $150,691  $   0      50,000        $ 5,523
  Wireless Products         1997   $100,770  $   0      15,000        $16,278

Michael R. Ferron           1999   $148,000  $   0      25,000        $ 4,942
  Vice President, Finance,  1998   $148,502  $   0      30,000        $ 4,925
  Chief Financial Officer   1997   $148,000  $   0      10,000        $ 5,608
  and Corporate Secretary

Robert Hannah               1999   $140,000  $   0         ---        $ 4,480
  Vice President,           1998   $130,078  $   0      55,000        $ 3,960
  Satellite Products        1997   $120,000  $10,000       ---        $ 3,824

Kris Kelkar                 1999   $140,000  $   0         ---        $ 4,469
  Vice President, Voice     1998   $131,849  $   0      45,000        $ 4,107
  and Data Products         1997   $144,000  $   0      10,000        $ 4,666



(1) Mr. Cox, Mr. Kelkar and Mr. Hannah were granted options as part of the fiscal year 1998 annual grant in March 1997, and also in January 1998 when the Company was reorganized into three business units as each was appointed to direct one of the business units. As a result, the number of option grants reflected for each of the individuals in fiscal year 1998 relates to two option grants. Since each received a grant in January 1998, they did not receive a fiscal year 1999 grant in March 1998 as did the other executive officers.

(2) Includes Company matching of employee contributions pursuant to the Company's 401-K plan, and premiums paid by the Company for additional life insurance benefits and amounts paid to individuals in connection with joining California Amplifier. Mr. Sturm was paid $91,363 in fiscal year 1998 relating to expenses for his relocation from England, and bonuses forfeited at his prior employment. Mr. Cox was reimbursed $13,000 in fiscal year 1997 relating to relocation expenses.

OPTIONS GRANT TABLE

The following table sets forth information on grants of stock options pursuant to the Company's 1989 Key Employee Stock Option Plan during the year ended February 27, 1999 to the executive officers included in the Summary Compensation
Table:

                               % of Total         Exercise
                             Options Granted      or Base
                    Options   to Employees in     Price        Expiration
Name                Granted     Fiscal Year       ($/share)      Date (1)
------------------------------------------------------------------------------
Fred Sturm           30,000        7.05%            $2.76        3/10/08

Michael Ferron       25,000         5.8%            $2.76        3/10/08


                                             Potential Realizable Value
                                               At Assumed Annual Rate
                                             of Stock Price Appreciation
                                                for Option Term (2)
Name                                           5%                  10%
------------------------------------------------------------------------------

Fred Sturm                                   $52,072             $131,962

Michael Ferron                               $43,394             $109,968

(1)Options become exercisable at the expiration of one year from the date of grant of the option at a rate of 25% per year, and have an option term of ten years.

(2)The potential realizable value is based upon the option term of ten years. It is calculated assuming both a 5% and a 10% annual increase in the stock value from the date and price of the option grant, and that the option is exercised on the last day of the option period (expiration date). There can be no assurances, however, that such future stock annual appreciation percentage values can be achieved.

OPTION EXERCISES AND FISCAL YEAR-END VALUE TABLE

The following table sets forth information as to options exercised during the year ended February 27, 1999 and options held at February 27, 1999, by executive officers named in the Summary Compensation Table as set forth below:

                      Number                          Number of Securities
                    of Shares                        Underlying Unexercised
                   Acquired on        Value               Options Held
Name                Exercise        Realized       Exercisable (1) Unexercisable
-------------------------------------------------------------------------------
Fred Sturm             ---             ---          37,500          162,500
Philip Cox             ---             ---          23,750           61,250
Michael R. Ferron      ---             ---         166,250           53,750
Robert Hannah          ---             ---          61,250           53,750
Kris Kelkar            ---             ---         128,750           66,250


                                   Value of Unexercised In-The-Money Options (2)
Name                                  Exercisable               Unexercisable
-------------------------------------------------------------------------------
Fred Sturm                              ---                           ---
Philip Cox                              ---                           ---
Michael R. Ferron                     $77,225                         ---
Robert Hannah                           ---                           ---
Kris Kelkar                             ---                           ---

(1)Exercisable options include options which are considered exercisable for the "Security Ownership of Certain Beneficial Owners and Management" table on page 3 of this Proxy Statement.

(2)The value of in-the-money options is computed by multiplying the number of in-the-money options by the difference between the option exercise prices and closing stock price at February 27, 1999 of $1.81. In-the-money options are options whose exercise price is less than $1.81 per share.

STOCK PERFORMANCE GRAPH

The following graph and table compares the Company's stock performance to three stock indexes over a five-year period assuming a $100 investment was made on February 27, 1994. In prior years' proxy statements the Company used the Nasdaq Telecommunications index. In 1999 the Company changed to the Nasdaq Electronic Components index to comply with Nasdaq requirements:



[GRAPH]



------------------------------------------------------------------------
  Years Ended 2/28 (in dollars)   1994   1995   1996    1997  1998  1999
------------------------------------------------------------------------
 California Amplifier, Inc.       100    100     346    166     85    56
 NASDAQ Stock Market              100    102     142    169    231   300
 NASDAQ Electronic Components     100    117     173    299    372   467
 NASDAQ Telecommunications        100    106     140    136    232   375

            COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Under the securities laws of the United States, the Company's directors, its executive officers, and any persons holding more than ten percent of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission, the National Association of Securities Dealers and the Company. Specific due dates for these reports have been established and the Company is required to disclose in this proxy statement any failure to file, or late filing, of such reports with respect to the period ended February 27, 1999. Based solely upon a review of reports delivered to the Company during this period, all of these filing requirements were satisfied on a timely basis.

             CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company has adopted a policy pursuant to which material transactions between the Company and its executive officers, directors, nominees for election as directors, and principal stockholders (i.e., stockholders owning beneficially 5% or more of the outstanding voting securities of the Company) and members of immediate family of any of the foregoing persons, shall be submitted to the Board of Directors for approval by a disinterested majority of the directors voting with respect to the transaction. For this purpose, a transaction is deemed material if such transaction, alone or together with a series of similar transactions during the same fiscal year, involves an amount which exceeds $60,000.

No such transactions occurred during the year ended February 27, 1999 other than those described elsewhere herein.

                     INDEPENDENT PUBLIC ACCOUNTANTS

Arthur Andersen LLP acted as the independent public accountants for the Company during the fiscal year ended February 27, 1999. Representatives of that firm are expected to be present at the Annual Meeting and have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions. The Company has selected Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending February 26, 2000.

                              ANNUAL REPORT

The Annual Report to Stockholders for the fiscal year ended February 27, 1999 is being sent to all stockholders with this Proxy Statement. The Annual Report to Stockholders does not form any part of the material for the solicitation of any Proxy.












A COPY OF THE ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED FEBRUARY 27, 1999 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WITHOUT EXHIBITS, IS AVAILABLE WITHOUT CHARGE TO ANY STOCKHOLDER OF THE COMPANY UPON WRITTEN REQUEST TO THE CORPORATE SECRETARY, CALIFORNIA AMPLIFIER, INC., 460 CALLE SAN PABLO, CAMARILLO, CALIFORNIA 93012.

                          STOCKHOLDER PROPOSALS

The Bylaws of the Company provide that at any meeting of the stockholders only such business shall be conducted as shall have been brought before the meeting by or at the discretion of the Board of Directors or by any stockholder of the Company who gives written notice (in the form required by the Bylaws) of such business in writing to the Corporate Secretary of the Company not less than sixty days in advance of such meeting or, if later, the seventh day following the first public announcement of the date of such meeting. The Bylaws also provide that only such nominations for the election of directors may be considered as are made by the Board of Directors, or by any stockholder entitled to vote in the election of directors who provides written notice (in the form required by the Bylaws) of such stockholder's intent to make such nomination to the Corporate Secretary of the Company not later than sixty days in advance of such meeting or, if later, the seventh day following the first public announcement of the date of such meeting.

Stockholders who intend to submit proposals for inclusion in the Proxy Statement relating to the year ending February 26, 2000 must do so by sending the proposal and supporting statements, if any, to the Company no later than February 10, 2000. Such proposals should be sent to the attention of the Corporate Secretary, California Amplifier, Inc., 460 Calle San Pablo, Camarillo, California 93012.

                              OTHER MATTERS

Except for the matters described herein, management does not intend to present any matter for action at the Annual Meeting and knows of no matter to be presented at such meeting that is a proper subject for action by the stockholders. However, if any other matters should properly come before the Annual Meeting, it is intended that votes will be cast pursuant to the authority granted by the enclosed Proxy in accordance with the best judgment of the person or person(s) acting under the Proxy.

By Order of the Board of Directors,





/s/ Michael R. Ferron
Corporate Secretary

Camarillo, California
June 15, 1999

                       CALIFORNIA AMPLIFIER, INC.

                         1999 STOCK OPTION PLAN



SECTION 1.  PURPOSE OF PLAN

      The purpose of this 1999 Stock Option Plan ("Plan") of California Amplifier, Inc., a Delaware corporation (the "Company"), is to enable the Company to attract, retain and motivate its employees, directors and consultants, and to further align the interests of such employees, directors and consultants with those of the stockholders of the Company, by providing for or increasing the proprietary interests of such employees and directors in the Company.

SECTION 2.  ADMINISTRATION OF PLAN

A. This Plan shall be administered by one or more committees of the Board of Directors of the Company (the "Board") (any such committee, the
      "Committee"). The Board will administer the Plan if no persons are designated by the Board to serve on the Committee, in which case all references herein to the Committee shall refer to the Board.

B. The Board shall have the discretion to appoint, add, remove or replace members of the Committee, and shall have the sole authority to fill vacancies on the Committee.

C. Unless otherwise provided by the Board: (i) with respect to any Award (as defined in Section 5 below) for which it is necessary and desired for such Award to be exempted by Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Committee shall consist of the Board or of two or more directors each of whom is a "non-employee director" (as such term is defined in Rule 16b-3 promulgated under the Exchange Act, as such Rule may be amended from time to time), and (ii) with respect to any other Award, the Committee shall consist of one or more directors (any of whom also may be an employee who has been granted or is eligible to be granted Awards under the Plan).

D. Subject to the provisions of this Plan, the Committee shall be authorized and empowered to do all things necessary or desirable in connection with the administration of this Plan with respect to the Awards over which such Committee has authority, including, without limitation, the following:

1. adopt, amend and rescind rules and regulations relating to this Plan;
2. determine which persons are Eligible Persons (as defined in Section 3 below) and to which of such Eligible Persons, if any, and when Awards shall be granted hereunder;
3. grant Awards to Eligible Persons and determine the terms and conditions thereof, including the number of Shares of the Company's Common Stock ("Shares") subject thereto and the circumstances under which Awards become exercisable or vested or are forfeited or expire, which terms may but need not be conditioned upon the passage of time, continued employment, the occurrence of certain events (including events which the Board or the Committee determine constitute a change of control), or other factors;
4. at any time cancel an Award, with or without the consent of the holder thereof, and grant a new Award to such holder in lieu thereof, which new Award may be the same or a different type of Award, may be for a greater or lesser number of Shares, may have a higher or lower exercise or settlement price and otherwise may have similar or dissimilar terms to the canceled Award;
5. determine whether, and the extent to which adjustments are required pursuant to Section 9 hereof;
6. interpret and construe any terms and conditions of, and define any terms used in, this Plan, any rules and regulations under the Plan and/or any Award granted under this Plan; and
7. determine the terms and conditions of the Nonemployee Director Options (as defined in Section 6 below) that are automatically granted hereunder, other than the terms and conditions specified in Section 6 hereof.

E. All decisions, determinations, and interpretations of the Committee shall be final and conclusive upon any Eligible Person to whom an Award has been granted and to any other person holding an Award.

F. The Committee may, in the terms of an Award or otherwise, temporarily suspend the exercisability of an Award and/or the issuance of Shares under an Award if the Committee determines that securities law or other considerations so warrant.

SECTION 3.  PERSONS ELIGIBLE UNDER PLAN

      Any person who is an employee, director or consultant of the Company or any of its subsidiaries or affiliates (an "Eligible Person") shall be eligible to be considered for the grant of Awards hereunder. Any director of the Company who is not an employee (a "Nonemployee Director") shall automatically receive Nonemployee Director Options pursuant to Section 6 hereof, but shall not otherwise participate in this Plan. For purposes of this Plan, the Chairman of the Board's status as a Nonemployee Director shall be determined by the Board.

SECTION 4.  STOCK SUBJECT TO PLAN

A. Subject to adjustment as provided in Section 9 hereof, at any time, the aggregate number of Shares issued and issuable pursuant to all Awards (including all Incentive Stock Options (as defined in Section 5 below)) granted under this Plan shall not exceed 500,000, provided, however, that on the first business day of each of the Company's fiscal years during which this Plan is in effect such maximum number shall be reset to a number equal to four percent (4%) of the number of Shares issued and outstanding on each of such dates; provided further that the aggregate number of Shares available for grant at any time cannot exceed the lesser of 500,000 or 4% of the total number of Shares outstanding, provided that, in any event, the sum of the number of Shares subject to options outstanding under the Company's 1989 Stock Option Plan plus the number of Shares subject to options outstanding under this Plan and available for grant under the this Plan shall not exceed 22% of the total number of Shares outstanding at any time. Such maximum number does not include the number of Shares subject to the unexercised portion of any option granted under this Plan that expires or is terminated.

B. Subject to adjustment as provided in Section 9 hereof, the aggregate number of Shares subject to Incentive Stock Options granted under this Plan shall not exceed 500,000.

C. Subject to adjustment as provided in Section 9 hereof, the aggregate number of Shares subject to Awards granted during any calendar year to any one Eligible Person (including the number of shares involved in Awards having a value derived from the value of Shares) shall not exceed 250,000.

D. The aggregate number of Shares issued under this Plan at any time shall equal only the number of shares actually issued upon exercise or settlement of an Award and not settled in cash or returned to the Company upon forfeiture of an Award or in payment or satisfaction of the purchase price, exercise price or tax withholding obligation of an Award.

SECTION 5.  AWARDS

A. The Committee, on behalf of the Company, is authorized under this Plan to enter into any type of arrangement with an Eligible Person for the grant of stock options that is not inconsistent with the provisions of this Plan and that, by its terms, involves or might involve the issuance of shares of no par value Common Stock of the Company. The entering into of any such arrangement is referred to herein as the "grant" of an "Award."

B. The terms upon which an Award is granted shall be evidenced by a written agreement executed by the Company and the Eligible Person to whom such Award is granted.

C. Subject to the provisions of this Plan, the Committee, in its sole and absolute discretion, shall determine all of the terms and conditions of each Award granted under this Plan, which terms and conditions may (but need not) include, among other things:

1. provisions permitting the Committee to allow or require the recipient of such Award, including any Eligible Person who is a director or officer of the Company, or permitting any such recipient the right, to pay the purchase price of the Shares or other property issuable pursuant to such Award, and/or such recipient's tax withholding obligation with respect to such issuance, in whole or in part, by any one or more of the following means:

     (a)   the delivery of cash;
     (b) the delivery of other property deemed acceptable by the Committee;
     (c) the delivery of previously owned shares of capital stock of the Company (including "pyramiding") or other property;
     (d) a reduction in the amount of Shares or other property otherwise issuable pursuant to such Award; or
     (e) the delivery of a promissory note of the Eligible Person or of a third party, the terms and conditions of which shall be determined by the Committee;

2. provisions specifying the exercise or settlement price for any option, or specifying the method by which such price is determined;
3. provisions relating to the exercisability and/or vesting of Awards, lapse and non-lapse restrictions upon the Shares obtained or obtainable under Awards or under the Plan and the termination, expiration and/or forfeiture of Awards;
4. provisions conditioning or accelerating the grant of an Award or the receipt of benefits pursuant to such Award, either automatically or in the discretion of the Committee, upon the occurrence of specified events, including, without limitation, the exercise or settlement of a previous Award, the satisfaction of an event or condition within the control of the recipient of the Award or within the control of others, a change of control of the Company, an acquisition of a specified percentage of the voting power of the Company, the dissolution or liquidation of the Company, a sale of substantially all of the property and assets of the Company or an event of the type described in
      Section 9 hereof;
5. provisions required in order for such Award to qualify (A) as an incentive stock option under Section 422 of the Code (an "Incentive Stock Option"), and/or (B) for an exemption from Section 16 of the Exchange Act; and/or
6. provisions restricting the transferability of Awards or Shares issued under Awards.

D. Unless otherwise provided by the Committee in the written agreement evidencing an Award, the terms of any stock option granted under the Plan (other than Nonemployee Director Options that are automatically granted under Section 10 hereof) shall provide:

1. that the exercise price thereof shall not be less than 100% of the fair market value of a share of Common Stock on the date the option is granted;
2. that the term of such option shall be ten years from the date of grant;
3. that if the Eligible Person to whom such option was granted (the "Participant") ceases to be an Eligible Person for any reason other than death or disability, the option shall not thereafter become exercisable to an extent greater than it could have been exercised on the date the Participant's status as an Eligible Person ceased, and that on the death or disability of a Participant the option shall become fully exercisable;
4. that the option shall expire ninety (90) days after the Participant ceases to be an Eligible Person for any reason other than death, disability or retirement in accordance with the retirement policies of the Company, and shall expire twelve (12) months after the Participant's death, disability or retirement in accordance with the retirement policies of the Company; and
5. that the option shall not be assignable or otherwise transferable except by will or by the laws of descent and distribution or pursuant to a domestic relations order, and during the lifetime of the Participant, the option shall be exercisable only by the Participant or the transferee under a domestic relations order.

SECTION 6.  NONEMPLOYEE DIRECTOR OPTIONS

A. Each year, on the first business day following the date of the annual meeting of stockholders of the Company, or any adjournment thereof, at which directors of the Company are elected (the "Date of Grant"), each Nonemployee Director shall automatically be granted an option (a "Nonemployee Director Option") to purchase 8,000 Shares.

B. If a person shall become a Nonemployee Director on any day after a Date of Grant and prior to the annual meeting of the stockholders of the Company immediately following such Date of Grant, and Nonemployee Director Options may be granted under this Plan on such day, such person shall automatically be granted a Nonemployee Director Option to purchase 8,000 Shares.

C. If, on any date upon which Nonemployee Director Options are to be automatically granted pursuant to this Section 6, the number of Shares remaining available for options under this Plan is insufficient for the grant to each Nonemployee Director of a Nonemployee Director Option to purchase the entire number of Shares specified in this Section 6, then a Nonemployee Director Option to purchase a proportionate amount of such available number of Shares (rounded to the nearest whole share) shall be granted to each Nonemployee Director on such date.

D. Each Nonemployee Director Option granted under this Plan shall become exercisable one year from the Date of Grant of such Nonemployee Director Option; provided, however, that such Nonemployee Director Option shall become fully exercisable on the date upon which the optionee shall cease to be a Nonemployee Director as a result of normal retirement, death or total disability.

E. Each Nonemployee Director Option granted under this Plan shall expire upon the first to occur of the following:

1. Twelve months after the date upon which the optionee shall cease to be a director of the Company (a) as a result of normal retirement, death or total disability, or (b) in accordance with the retirement policies of the Company.
2. The 90th day after the date upon which the optionee shall cease to be a Nonemployee Director for any reason other than the reason specified in Section 6.E.1. above.
3. The tenth anniversary of the Date of Grant of such Nonemployee Director Option.

F. Each Nonemployee Director Option shall have an exercise price equal to the greater of (i) the aggregate fair market value on the Date of Grant of such option of the Shares subject thereto or (ii) the aggregate par value of such Shares on such date.

SECTION 7.  AMENDMENT AND TERMINATION OF PLAN

      The Board may amend, alter or discontinue the Plan or any agreement evidencing an Award made under the Plan, but no amendment or alteration shall be made which would impair the rights of any Award holder, without such holder's consent, under any Award theretofore granted, provided that no such consent shall be required if the Committee determines in its sole discretion and prior to the date of any change of control (as defined, if applicable, in the agreement evidencing such Award) that such amendment or alteration is not reasonably likely to significantly diminish the benefits provided under such Award, or that any such diminishment has been adequately compensated. The Committee may determine whether or not any amendment to a previously granted Award is, for purposes of the Plan, deemed to be a cancellation and new grant of the Award. Notwithstanding the foregoing, if an amendment to the Plan would affect the ability of Awards granted under the Plan to comply with any law, rule or regulation (including any rule of a self-regulatory organization), and if the Committee determines that it is necessary or desirable for any Awards theretofore or thereafter granted that are intended to comply with any such provision to so comply, the amendment shall be approved by the Company's stockholders to the extent required for such Awards to continue to comply with such law, rule or regulation.

SECTION 8.  NATURE AND DURATION OF PLAN

A. This Plan is intended to constitute an unfunded arrangement for a select group of management or other key employees.

B. No Awards shall be made under this Plan after the tenth anniversary of the Effective Date of the Plan (as provided in Section 10). Although Shares may be issued after the tenth anniversary of the Effective Date pursuant to Awards made prior to such date, no Shares shall be issued under this Plan after the twentieth anniversary of the Effective Date.

SECTION 9.  ADJUSTMENTS

      If the outstanding securities of the class then subject to this Plan are increased, decreased or exchanged for or converted into cash, property or a different number or kind of shares or securities, or if cash, property or shares or securities are distributed in respect of such outstanding securities, in either case as a result of a reorganization, merger, consolidation, recapitalization, restructuring, reclassification, dividend (other than a regular, quarterly cash dividend) or other distribution, stock split, reverse stock split, spin-off or the like, or if substantially all of the property and assets of the Company are sold, then, unless the terms of such transaction shall provide otherwise, the Committee shall make appropriate and proportionate adjustments in:

           (i) the number and type of shares or other securities or cash or other property that may be acquired pursuant to Awards theretofore granted under this Plan other than Incentive Stock Options and the exercise or settlement price of such Awards; and

           (ii) the maximum number and type of shares or other securities that may be issued pursuant to such Awards thereafter granted under this Plan; provided, however, that notwithstanding the foregoing, (B) the maximum number and type of shares or other securities that may be acquired pursuant to Incentive Stock Options theretofore granted under this Plan and that may be subject to Incentive Stock Options thereafter granted under this Plan (which need not correspond to the maximum number and type of shares or other securities that may be issued pursuant to such Awards thereafter granted under this Plan) shall be determined under this Section 9 in a manner consistent with the requirements for Incentive Stock Options.

SECTION 10.  EFFECTIVE DATE OF PLAN

      The Effective Date of this Plan shall be the date upon which it was approved by the Board, subject however to approval of the Plan by the affirmative votes of the holders of a majority of the securities of the Company present, or represented, and entitled to vote on the subject matter at the Company's annual meeting of stockholders.

SECTION 11.  COMPLIANCE WITH OTHER LAWS AND REGULATIONS

      The Plan, the grant and exercise of Awards thereunder, and the obligation of the Company to sell and deliver shares under such Awards, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any governmental or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of such shares under any federal or state law or issuance of any ruling or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable.

SECTION 12.  NO RIGHT TO COMPANY EMPLOYMENT

      Nothing in this Plan or as a result of any Award granted pursuant to this Plan shall confer on any individual any right to continue in the employ of the Company or interfere in any way with the right of the Company to terminate an individual's employment at any time. The agreement evidencing an Award may contain such provisions as the Committee may approve with respect to the effect of approved leaves of absence.

SECTION 13.  LIABILITY OF COMPANY

      The Company and any affiliate which is in existence or hereafter comes into existence shall not be liable to an Eligible Person or other persons as to:

A. The Non-Issuance of Shares. The non-issuance or sale of shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares hereunder; and
B. Tax Consequences. Any tax consequence expected, but not realized, by any Eligible Person or other person due to the issuance, exercise, settlement, cancellation or other transaction involving any Award granted hereunder.

SECTION 14.  GOVERNING LAW

      This Plan and any Awards and agreements hereunder shall be interpreted and construed in accordance with the laws of the State of California and applicable federal law.


CALIFORNIA AMPLIFIER, INC.
460 Calle San Pablo
Camarillo, California  93012

PROXY FOR 1999 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 16,
1999

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CALIFORNIA AMPLIFIER, INC.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement for the 1999 Annual Meeting of Stockholders, revoking all prior proxies, hereby appoints Fred M. Sturm and Michael R. Ferron, and each of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote as designated on the reverse side, all the shares of Common Stock of California
Amplifier, Inc. (the "Company") held of record by the undersigned on May 17, 1999 at the Annual Meeting of Stockholders to be held on July 16, 1999 and any postponements or adjournments thereof.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS INDICATED; HOWEVER, IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED IN FAVOR OF THE NOMINEES FOR DIRECTOR LISTED, IN FAVOR OF THE 1999 STOCK INCENTIVE PLAN AND IN THE DISCRETION OF THE PROXIES ON ALL SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE SUCH MEETING.

(Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED IN FAVOR OF THE NOMINEES FOR DIRECTOR LISTED BELOW, IN FAVOR OF THE MATTER DESCRIBED IN ITEM 2, AND IN THE DISCRETION OF THE PROXIES ON MATTERS DESCRIBED IN ITEM 3.

1. Election of Directors:   Ira Coron, Fred M. Sturm, Thomas L. Ringer,
   William E. McKenna, and Arthur H. Hausman

FOR all Nominees listed (except as noted to the contrary below)   |_|


WITHHOLD AUTHORITY to vote for all Nominees listed above          |_|


(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW)



2. To consider and vote upon a proposal to approve the California
   Amplifier, Inc. 1999 Stock Option Plan.

            For   |_|      Against   |_|       Abstain  |_|

3. In their  discretion,  the  Proxies  are  authorized  to vote upon such other
   business  as  may  properly   come  before  such  meeting  and  any  and  all
   postponements or adjournments thereof.


Do you plan to attend the meeting:    Yes      No

Dated:
Signature:
Title:
Signature if held jointly:

Please sign exactly as the name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in the partnership's name by an authorized person.